SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT


     This Second Amendment (this "Amendment") is made as of the 29th day of December, 1997, by TECHDYNE, INC., a Florida corporation ("Borrower") and BARNETT BANK, N.A., a national banking association ("Lender") successor by merger and name change to BARNETT BANK OF SOUTH FLORIDA, N.A. ("BBSF").

                           W I T N E S S E T H:

     RECITALS:

     A. BBSF and Borrower executed a Loan and Security Agreement dated February 8, 1996, as amended by First Amendment to Loan and Security Agree-ment, Loan Agreement and Security Agreement dated July 31, 1997 (the "Agreement").

     B. Borrower has requested Lender to modify and amend the Agreement, and Lender is willing to modify the Agreement as more particularly provided herein.

     C. Contemporaneously herewith, the Borrower is executing to the order of Lender a Revolving Promissory Note in the principal sum of $1,600,000.

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein, the parties do hereby agree as follows:

     1.   Recitals.  Borrower hereby represents and warrants to Lender that
          --------
the foregoing recitals are true and correct, and such recitals are incor-porated herein by reference and made a part hereof for all purposes.

     2.   Definitions.
          -----------

          (a) Except as otherwise expressly provided herein, all capi-talized terms used in this Amendment shall have the meanings set forth in the Agreement.

          (b)  The definitions of the following terms contained in Section
1.1 of the Agreement are hereby modified and amended, in their entirety, to read respectively as set forth below:

               "Borrowing Base" shall mean on any date the sum of (i) seventy-five percent (75%) of the face amount of Eligible Accounts on such date, plus (ii) the lesser of (a) twenty percent (20%) of Eligible U.S. Inventory or (b) $600,000.00.

               "Capital Funds" shall mean the "tangible net worth" (as defined in accordance with GAAP) plus Sub-ordinated Debt.

               "Commitment Termination Date" shall mean the date upon which Lender shall have no further obligation to make Loans under this Agreement, which shall be the earlier to occur of (i) the date upon which the Lender terminates its obligation to make any further Loans pursuant to Section 11.2 of the Agreement, or (ii)
          May 1, 2000.

               "Note" shall mean the Revolving Promissory Note dated as of December 29, 1997 in the principal sum of $1,600,000 executed by Borrower to the order of Lender, as the same may be amended from time to time hereafter.

          (c) Section 1.1 of the Security Agreement is hereby modified and amended to add the following definition thereto:

               "Eligible U.S. Inventory" shall mean the value, determined in accordance with GAAP, of Inventory consisting of raw materials and finished goods located in the United States which the Lender, in its sole discretion, deems to be Eligible U.S. Inventory, ex-cluding, however, (i) the amount of progress payments, predelivery payments, deposits and any other sums received by Borrower in anticipation of the sale and delivery of Eligible U.S. Inventory, and (ii) all Eligible U.S. Inventory on lease to others. The Lender may determine on a daily basis whether any Inventory constitutes and continues to constitute Eligible U.S. Inventory, and if any Eligible U.S. Inventory subse-quently becomes ineligible for any reason, its ineli-gibility shall become effective immediately. In making its determination of Eligible U.S. Inventory, the Lender will consider whether Inventory satisfies and continues to satisfy the following requirements:

               (a) The Inventory is lawfully owned by Borrower, is not subject to any lien, claim, consignment, security interest or prior assignment;

               (b) Borrower has the right and power to grant security interests in such Inventory;

               (c)  The Inventory is not subject to any
          Lien whatsoever, except for the Lender's security interest and Permitted Liens, and a currently effec-tive UCC financing statement filed by the Lender against the Borrower covering such Inventory is on file in all appropriate filing locations;

               (c) The Inventory arose or was acquired in the ordinary course of Borrower's business and no sub-stantial portion thereof represents returned, rejected or damaged goods;

               (d) No Account, account receivable or document of title has been created or issued with respect to such Inventory;

               (e) Each of the warranties and representations set forth in Section 10.1 hereof has been affirmed with respect thereto at the time the most recent
          Schedule of Inventory was provided to Lender;

               (f) The Inventory does not represent work in process, spare parts, packaging and shipping materials, supplies, or returned or defective Inventory; and

               (g) The Inventory is not otherwise regarded by Lender as unsuitable collateral.

     3.   Revolving Credit Facility.
          -------------------------

          (a) Clause (ii) of Section 2.1(a) of the Agreement is hereby modified and amended in its entirety to read as follows:

               (ii)  One Million Six Hundred Thousand and
          no/100 Dollars ($1,600,000.00).

          (b) Section 2.3 of the Agreement is hereby modified and amended, in its entirety, to read as follows:

               2.3  Maximum Credit Facility.  Notwithstanding
                    -----------------------
          anything to the contrary contained in this Agreement or any of the other Loan Documents, the aggregate amount of the Loans and Banker's Acceptances shall not exceed One Million Six Hundred Thousand No/100 Dollars ($1,600,000.00) at any time outstanding.

     4.   Affirmative Covenants.
          ---------------------

          (a) Section 7.3(c) of the Agreement is hereby modified and amended, in its entirety, to read as follows:

               (c) Within one hundred five (105) days after the close of the calendar year, beginning with the year ending December 31, 1997, audited consolidated financial statements of the Borrower and its Subsidiaries as of the fiscal year then ended, prepared in accordance with GAAP, applied on a basis consistent with the preceding year or containing disclosure of the effect on financial position or results of operation of any change in the application of accounting principles and practices during the year, and accompanied by (i) a report thereon, containing an unqualified opinion, without scope limita-tions imposed by the Borrower, from a firm of independent certified public accountants selected by the Borrower and acceptable to the Lender, and (ii) internally prepared, non-audited financial statements, including balance sheets and profit and loss statements, for the Borrower and each company included in the audited financial statements as of the fiscal year then ended, prepared in accordance with GAAP, applied on a consistent basis with the preceding year or containing disclosure of the effect on financial position or results of operation of any change in the application of accounting principles and practices during the year.

          (b) Section 7.3(d) of the Agreement is hereby modified and amended, in its entirety, to read as follows:

               (d) Within 15 days after receipt by Borrower, but in no event later than 90 days after the submission of the financial statements described in subsection (c) above, the following: (i) a certificate from the inde-pendent certified public accountants of Borrower stating that, in making their examination of the financial statements of the Borrower, they obtained no knowledge of the occurrence or existence of any condition or event which constitutes or would constitute, upon the giving of notice or lapse of time or both, any Event of Default, or a statement specifying the nature and period of existence of any such condition or event disclosed by their examination, and (ii) a copy of a "management letter", if any, from such accountants to the Borrower in connection with such accountants' audit;

          (c) Section 7.3(e) of the Agreement is hereby modified and amended, in its entirety, to read as follows:

               (e) Concurrently with the delivery of the financial statements described in subsection (a) above and the quarterly reports required to be delivered pursuant to subsection (e) below, a certificate from the chief financial or accounting officer of the Borrower certifying to Lender that to his knowledge, the

          Borrower has kept, observed, performed and fulfilled each and every covenant, obligation and agreement binding upon the Borrower contained in this Agreement or the other Loan documents, and that no Event of Default, or any event which with the giving of notice or lapse of time or both, would constitute an Event of Default, has occurred or specifying any such Event of Default, together with a financial covenant com-pliance worksheet, in form and substance satisfactory to the Lender, reflecting the computation of the finan-cial covenants set forth in Sections 7 and 8 hereof as of the end of the period covered by such financial statements;

          (d) Section 7.3(f) of the Agreement, which was deleted pursuant to the First Amendment to Loan and Security Agreement, Loan Agreement and Security Agreement dated July 31, 1997, is hereby added to the Agreement, so that Section 7.3(f) of the Agreement shall hereafter read as follows:

               (f) Within 15 days after the end of each calendar quarter, a Borrowing Base Certificate reflecting in-formation as of the end of the quarter;

          (e) Section 7.3(g) of the Agreement is hereby modified and amended, in its entirety, to read as follows:

               (g) On or before the 30th day of each quarter and at such other times as requested by Lender, an accounts receivable aging report, prepared by invoice date, and an acounts payable listing and aging report, all as of the end of the immediately preceding quarter.

          (f) Section 7.3(h) of the Agreement is hereby modified and amended, in its entirety, to read as follows:

               (h) Within 15 days after the submission thereof to the SEC, copies of the 10-Q and 10-K financial statements of the Guarantor and the Borrower; and

          (g) Section 7.13 of the Agreement is hereby modified and amended, in its entirety, to read as follows:

               7.13  Debt Service Coverage Ratio.  Borrower shall
                     ---------------------------
          maintain a Debt Service Coverage Ratio of at least 1.25:1.00 as of the end of each calendar year, which ratio shall be calculated using Borrower's consolidated financial statements. For purposes hereof, the "Debt Service Coverage Ratio" shall be calculated at the end of each calendar year, and shall mean the ratio of
          (1) the sum of (a) the net income (or loss) of Borrower, less dividends, plus (b) interest expense on Indebted-ness (including the Obligations), plus (c) depreciation expenses, plus (d) amortization expense, minus (e) divi-dends, to (2) the sum of (a) current maturities of long term debt, plus (b) interest expense, all deter-mined in accordance with GAAP.

          (h) The Agreement is hereby modified and amended to add the following provisions as Section 7.18 and 7.19, respectively, thereto:

               7.18  Capital Funds.  The Borrower shall at all
                     -------------
          times maintain Capital Funds in an amount equal to or in excess of $3,500,000. Although the Borrower shall be required at all times to comply with this Section 7.18, the Lender shall test the Borrower's compliance on a quarterly basis using the consolidated financial statements and other information provided by Borrower.

               7.19  Capital Funds Ratio.  The Borrower shall
                     -------------------
          maintain a ratio of Total Debt to Capital Funds of at least 1.7:1 at all times. Although the Borrower shall be required at all times to comply with this
          Section 7.19, the Lender shall test the Borrower's compliance on a quarterly basis using the consolidated financial statements and other information provided by Borrower.

     5.   Amendment of Certain Exhibits.  Exhibit "A", Exhibit "G" and
          ------------------------------
Exhibit "I" are hereby modified and amended, in their entirety, to read as set forth on Exhibit "A", Exhibit "G" and Exhibit "I" attached hereto and made a part hereof; provided, however, that the Lender reserves the right to change the nature, scope and content of the form of the Borrowing Base Certificate attached to the Agreement at Exhibit "A".

     6.   Amendment of Loan Documents.  All references in the Loan Documents
          ---------------------------
to the Agreement are hereby modified and amended to refer to and mean the Agreement, as modified hereby.

     7.   Extent of Amendments; Ratification.  Except as expressly modified
          ----------------------------------
by this Amendment, all of the terms and provisions of the Agreement and other Loan Documents shall remain in full force and effect. Borrower hereby acknowledges and confirms that the Agreement and all other Loan Documents, as modified hereby, constitute valid and binding agreements, enforceable in accordance with their respective terms. The Agreement shall secure all obligations under or in connection with the Note, and nothing in this Amendment shall affect the priority of the liens and security interests created by the Loan Documents over other liens or en-cumbrances. This Amendment is not intended by the parties to be a novation of the Loan Documents. The parties hereby ratify and confirm the Loan Documents, as modified hereby.

     8.   Representations and Warranties.  Borrower hereby represents and
          ------------------------------
warrants to Lender and agrees as follows:

          (a) There are no suits, actions or proceedings pending (nor, to the knowledge of Borrower are there any actions, suits or proceedings threatened) against the Borrower or any of its assets;

          (b) The Borrower is in full compliance with the terms of the Agreement and the Loan Documents (with the exception of the technical de-faults waived by Lender pursuant to its letter to Borrower dated March 14,
1997), all representations and warranties contained in the Agreement and the Loan Documents are true and correct as of the date hereof, and no default or event of default currently exists under the Agreement or the Loan Documents, as amended and modified hereby.

Borrower acknowledges and agrees that the Lender has relied on each of the foregoing representations and warranties in entering into this Amendment.

     9.   Costs and Expenses.  As a condition precedent to the execution
          ------------------
of this Amendment by Lender, Borrower shall pay all fees, costs, expenses and disbursements of Lender incurred in connection with the preparation, execution, delivery and performance of this Amendment and the Loan Docu-ments, as modified by this Amendment, including, without limitation, all UCC search fees, and fees and disbursements of Lender's counsel.

     10.  Release of Claims.  Borrower hereby acknowledges, confirms and
          -----------------
agrees that as of the date of this Amendment, Borrower has no defenses, rights of set-off, claims or counterclaims to the enforcement of the Loan Documents, as modified by this Amendment. Borrower hereby releases, remises, acquits, satisfies and forever discharges Lender and its affiliates (in-cluding, without limitation, parent corporations and subsidiaries) and their respective shareholders, directors, employees, officers, agents, attorneys, insurers, reinsurers, sureties, successors and assigns (collec-tively, the "Released Parties") from any and all actions, causes of actions, suits, debts, costs, attorneys' fees, obligations, liabilities, promises, damages, matters, claims and demands whatsoever (whether at law, in equity or under federal, state or foreign statute) which Borrower ever had, now has or hereafter may have against the Released Parties for, upon or by reason of any matter, cause or thing from the beginning of the world through and including the date of this Amendment, arising directly or in-directly out of or in any manner in connection with the Loan Documents, as modified by this Amendment.

     11.  Governing Law; Construction.  This Amendment shall be construed,
          ---------------------------
interpreted, enforced and governed by and in accordance with the laws of the State of Florida and the laws of the United States, as applicable.
Time is of the essence with respect to all provisions of this Amendment. Whenever used, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall include all others. Use of the words "herein", "hereof", "hereunder", and any other words of similar import refer to this Amendment as a whole and not to any particular section or sub-section of this Amendment unless otherwise specifically noted in this Amendment. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions of this Amendment. If any portion of this Amendment shall be unenforceable for any reason whatsoever, the balance of this Amendment shall not in any way be affected thereby and shall be remain enforceable to the fullest extent allowed by law.

     12.  Entire Agreement.  This Amendment and certain other documents of
          ----------------
event date herewith contain the entire agreement between the parties con-cerning the modification of the Loan Documents, and all prior agreements relating to the modification of the Loan Documents are superseded in their entirety by the provisions thereof. No promise, representation or warranty not contained herein has been made by Lender to induce Borrower to execute this Amendment.

     13.  Binding Upon Successors and Assigns.  This Amendment shall inure
          -----------------------------------
to the benefit of, and shall be binding upon, the parties hereto and their respective successors and assigns.

     14. WAIVER OF JURY TRIAL. BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, IRREVOCABLY, UNCONDITIONALLY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS AMENDMENT, THE LOAN DOCUMENTS, AS MODIFIED HEREBY, OR ANY OTHER DOCUMENTS NOW EXISTING OR HEREAFTER EXECUTED IN CONNECTION WITH THE FACILITY ESTABLISHED UNDER THE AGREEMENT, AS MODIFIED HEREBY, OR OTHERWISE ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF BORROWER OR LENDER. THIS IRREVOCABLE WAIVER OF THE RIGHT TO A JURY TRIAL IS A MATERIAL INDUCE-MENT FOR LENDER TO ENTER INTO THIS AMENDMENT.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

Signed, sealed and delivered      TECHDYNE, INC., a Florida corporation
in the presence of:

                                    /s/ Thomas K. Langbein
-------------------------         By-----------------------------------
First Witness                       Name: THOMAS K. LANGBEIN
                                    Title: Chairman of the Board

-------------------------
Second Witness

                                  BARNETT BANK, N.A., a national banking
                                  association, successor by merger to
                                  Barnett Bank of South Florida, N.A.

                                    /s/ Elvis Calvi
-------------------------         By-----------------------------------
First Witness                       Name: ELVIS CALVI
                                    Title: Loan Closing Representative

-------------------------
Second Witness



STATE OF NEW JERSEY           )
                              ) SS
COUNTY OF BERGEN              )


     The foregoing instrument was acknowledged before me this 30th day of
                                                              ----
December, 1997, by Thomas K. Langbein the Chairman of the Board of TECHDYNE,
                   ------------------     ---------------------
INC., a Florida corporation, on behalf of the corporation. He/she is per-sonally known to me or has produced U.S. Passport as identification.
                                    -------------

                                  /s/ Nancy A. Cox
                                  -----------------------------------
Seal:                             Notary Public
                                  Printed Name of Notary:
My commission expires:                      NANCY A. COX
                                    Notary Public of New Jersey
                                My Commission Expires March 6, 2000

                 [Acknowledgments continued on next page]

STATE OF GEORGIA              )
                              ) SS
COUNTY OF DOUGLAS             )

     The foregoing instrument was acknowledged before me this 30th day of
                                                              ----
December, 1997, by Elvis Calvi the Loan Closing Representative of BARNETT
                   -----------     ---------------------------
BANK, N.A., a national banking association, on behalf of that national banking association. He/she is personally known to me or has produced U.S.
                                                                      ----
Passport as identification.
--------


                                  /s/ Dona A. Smith
                                  -----------------------------------
Seal:                             Notary Public
                                  Printed Name of Notary:
                                  /s/ Dona A. Smith
                                  -----------------------------------
My commission expires:

NOTARY PUBLIC, DOUGLAS COUNTY, GEORGIA
MY COMMISSION EXPIRES JUNE 3RD, 2000

          AMENDMENT TO EXHIBIT "G" TO LOAN AND SECURITY AGREEMENT

                               EXHIBIT "G"

                      Subsidiaries of Techdyne, Inc.

                              Jurisdiction In                  Percent of
         Name                Which Incorporated                 Ownership
         ----                ------------------                 ---------

Techdyne (Scotland) Ltd.          Scotland                         100%
Techdyne Livingston Ltd.          Scotland                         100%

           AMENDMENT TO EXHIBIT I TO LOAN AND SECURITY AGREEMENT

                                EXHIBIT I

                  Location of Inventory and Equipment

Borrowing inventory and equipment are located at the following facilities:

     1.     2230 W. 77th Street, Hialeah, Florida

     2.     2200 W. 77th Street, Hialeah, Florida

    [3.     2235 W. 77th Street, Hialeah, Florida] [omitted and initialled]

     4.     7110 Brittmoore Street, Houston, Texas

     5.     113 Cedar Street, Milford, Massachusetts

     6.     800 Paloma Drive, Round Rock, Texas